Other Current Assets, Net (Details) - Schedule of movement in provision against deposits and others ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Schedule of Movement in the Allowances For Doubtful Debts [Abstract]
Balance at beginning of year	¥ 556	$ 81	¥ 99		¥ 3
Additional provision	(5)	(1)	457		96
Exchange difference	33	5
Balance at end of year	¥ 584	$ 85	¥ 556	$ 81	¥ 99